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                              SECOND AMENDMENT TO
                    FIRST AMENDED AND RESTATED AGREEMENT OF
                  1994 EMPLOYEE STOCK AND UNIT OPTION PLAN OF
                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.


     THIS SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF 1994 EMPLOYEE STOCK AND UNIT OPTION PLAN, dated as of March 1, 1999, is entered into by Charles E. Smith Residential Realty, Inc., a Maryland corporation, (the "Corporation") for itself and as general partner of Charles E. Smith Residential Realty L.P. (together the "Company"), and Smith Realty Company, Consolidated Engineering Services, Inc., and Smith Management Construction, Inc. (collectively the "Operating Subsidiaries").

     WHEREAS, the 1994 Employee Stock and Unit Option Plan (the "Plan") was approved by the Board of Directors of Charles E. Smith Residential Realty, Inc., for itself and as a general partner of the Charles E. Smith Residential Realty L.P., by unanimous written consents dated May 25, 1994, June 13, 1994, June 22, 1994, and June 23, 1994, and at a meeting held on July 26, 1994, by the shareholders of Charles E. Smith Residential Realty, Inc., by unanimous written consents dated June 17, 1994, June 22, 1994, and June 23, 1994, and by the partners of Charles E. Smith Residential Realty L.P. by unanimous written consents dated June 17, 1994, and June 23, 1994, and the Plan, together with the 1994 Employee Restricted Stock and Restricted Unit Plan and Directors Stock Option Plan, was incorporated in a filing on Form S-8 with the Securities and Exchange Commission, which became effective on August 8, 1994; and

     WHEREAS, the Board of Directors of the Company duly adopted and approved the First Amended and Restated 1994 Employee Stock and Unit Option Plan on November 8, 1994, which was incorporated in a filing on Form 10-K for the year ended December 31, 1994 and filed with the SEC on March 31, 1995, and the First Amendment thereto dated as of May 7, 1998, which was incorporated in a filing on Form S-8 and filed with the SEC on November 17, 1998; and

     WHEREAS, the Board of Directors believes that it is in the best interests of the Company to allow options to be granted to the Co-Chief Executive Officers of the Corporation, and did, by unanimous written consents dated March 1, 1999, approve a resolution to permit such grants.

     NOW, THEREFORE, IT IS RESOLVED, that in consideration of the premises set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Plans as follows:

     1. Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

     "Designated Recipients. Incentive Awards may be granted under the Plan to
     (i) any full-time employee of the Company or any Affiliate (including any such individual who is an officer or director of the Company or an Affiliate) as the Committee shall determine and designate from time to time or (ii) any other individual whose participation in the Plan is determined by the Committee to be in the best interests of the Company and is so designated by the Committee."

                                      E-5
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     2. All capitalized terms used in this Second Amendment and not otherwise defined shall have the meanings assigned to them in the Plan. Except as modified herein, all terms and conditions of the Plan shall remain in full force and effect, which terms and conditions the parties hereto ratify and affirm.


     IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF 1994 EMPLOYEE STOCK AND UNIT OPTION PLAN as of the date first above written.


                           CHARLES E. SMITH RESIDENTIAL REALTY, INC., for itself and as general partner of Charles E. Smith Residential Realty L.P.



                           BY: /s/ Ernest A. Gerardi, Jr.
                              -------------------------------------------
                               Ernest A. Gerardi, Jr., President



This Second Amendment to the Plan was duly adopted and approved by the Board of Directors of the Company by unanimous written consents dated March 1, 1999.



                           /s/ Robert D. Zimet
                          --------------------------------------------------
                                  Robert D. Zimet, Secretary